Other current assets	12 Months Ended
Dec. 31, 2025
Other Current Assets [Abstract]
Other current assets	Other current assets

	2025	2024
	(in € millions)
Content assets	28	47
Prepaid expenses and other	75	71
Derivative assets	8	14
Total	111	132
Content asset amortization of €125 million, €188 million, and €208 million is included in cost of revenue in the consolidated statement of operations for the year ended December 31, 2025, 2024, and 2023, respectively.
During the year ended December 31, 2023, we executed a strategic realignment and reorganization plan focusing on podcast operations and rationalizing our content portfolio. In connection with this reorganization, we incurred charges of €29 million related to the write-off of content assets. These charges are included within cost of revenue in the consolidated statement of operations for the year ended December 31, 2023. There were no material charges related to the write-off of content assets recognized during the years ended December 31, 2025 and 2024.